Exhibit 99.2

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

COMBINED ABBREVIATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2016 AND DECEMBER 31, 2015 AND FOR THE NINE MONTH

PERIODS ENDED SEPTEMBER 30, 2016 AND OCTOBER 2, 2015

(UNAUDITED)

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

TABLE OF CONTENTS

Page

CCR 2016 Carve-out Transactions – Production and Distribution Combined Abbreviated Financial Statements

Combined Statements of Net Revenues and Direct Operating Expenses (Unaudited)	1

Combined Statements of Assets Acquired and Liabilities Assumed (Unaudited)	2

Notes to Combined Abbreviated Financial Statements (Unaudited)	3

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

COMBINED STATEMENTS OF NET REVENUES AND DIRECT OPERATING EXPENSES

(UNAUDITED)

	Nine Months Ended
	September 30, 2016	October 2, 2015
(In thousands)
NET REVENUES	$418,954	$670,474
Cost of goods sold	293,409	453,831

GROSS PROFIT	125,545	216,643

Selling, general and administrative expenses	106,005	193,326

NET REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$19,540	$23,317

Refer to Note 1 for additional information affecting comparability between periods.

The accompanying notes are an integral part of these combined abbreviated financial statements.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

(UNAUDITED)

	September 30, 2016	December 31, 2015
(In thousands)
ASSETS ACQUIRED
CURRENT ASSETS
Cash	$151	$719
Inventories	22,658	51,473
Prepaid and other current assets	1,083	2,814

TOTAL CURRENT ASSETS	23,892	55,006

Property, plant and equipment, net	84,652	260,935
Intangible assets, net	167,240	441,433
Other non-current assets	127	74

TOTAL ASSETS	275,911	757,448

LIABILITIES ASSUMED
CURRENT LIABILITIES
Cooperative trade marketing (“CTM”) liability	7,239	38,858
Accrued expenses	1,403	1,378
Deposit liabilities	3,749	3,703

TOTAL CURRENT LIABILITIES	12,391	43,939

Other non-current liabilities	—	469

ASSETS ACQUIRED AND LIABILITIES ASSUMED, NET	$263,520	$713,040

Refer to Note 1, 4, 5, 6 and 7 for additional information affecting comparability between periods.

The accompanying notes are an integral part of these combined abbreviated financial statements.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

NOTE 1: DESCRIPTION OF TRANSACTIONS, DESCRIPTION OF THE BUSINESS, AND BASIS OF PRESENTATION

Description of Transaction

On September 23, 2015, Coca-Cola Refreshments USA, Inc. (“CCR”), a wholly-owned subsidiary of The Coca-Cola Company (the “Company” or “KO”), entered into an asset purchase agreement (the “September 2015 APA”) with Coca-Cola Bottling Co. Consolidated (“CCBCC”) in conjunction with implementing a new beverage partnership model in North America. Pursuant to the September 2015 APA, the Company agreed to refranchise the bottling and distribution rights for Company products in certain territories that were previously managed by CCR to CCBCC, including: (i) eastern northern Virginia, (ii) the entire state of Maryland, (iii) the District of Columbia, and (iv) parts of Delaware, North Carolina, Pennsylvania and West Virginia. The transfer of rights to CCBCC pursuant to the September 2015 APA was closed in two steps as follows:

•	distribution rights and related assets in Easton and Salisbury, Maryland and Richmond and Yorktown, Virginia on January 29, 2016, and Alexandria, Virginia and Capitol Heights and La Plata, Maryland on April 1, 2016; and

•	distribution rights and related assets in Baltimore, Hagerstown and Cumberland, Maryland on April 29, 2016.

On October 30, 2015, CCR and CCBCC entered into an asset purchase agreement (the “October 2015 APA”) for the Manufacturing Assets that comprise the three Regional Manufacturing Facilities located in Sandston, Virginia; Silver Spring, Maryland; and Baltimore, Maryland. The transfer of rights to CCBCC pursuant to the October 2015 APA was closed in two steps as follows:

•	the Sandston, Virginia manufacturing facility and related manufacturing assets on January 29, 2016; and

•	the Silver Spring, Maryland and Baltimore, Maryland manufacturing facilities and related manufacturing assets on April 29, 2016.

On September 1, 2016, CCR entered into the following two definitive agreements with CCBCC: (i) an asset purchase agreement (the “September 2016 Distribution APA”) that provides for the transfer of certain territory distribution rights and related tangible assets; and (ii) another asset purchase agreement (the “September 2016 Manufacturing APA”) that provides for the transfer of certain manufacturing rights for KO products and three manufacturing facilities.

On October 28, 2016, CCR closed on the following transfer of rights to CCBCC as part of the September 2016 Distribution APA and the September 2016 Manufacturing APA:

•	distribution rights and related assets in Cincinnati, Dayton, Lima and Portsmouth, Ohio; and

•	the Cincinnati, Ohio manufacturing facility and related manufacturing assets.

The transactions completed during 2016 pursuant to the September 2015 APA, October 2015 APA, September 2016 Distribution APA, and September 2016 Manufacturing APA, are collectively referred to herein as “CCR 2016 Carve-out Transactions – Production and Distribution” or the “APAs.” The aggregate territory covered by the APAs is collectively referred to herein as the “Business.” Aggregate cash proceeds pursuant to the APAs approximated $268.3 million (subject to post-closing adjustments and future sub-bottling payments).

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

Description of the Business

The Company is the world’s largest beverage company, which owns or licenses and markets more than 500 nonalcoholic beverage brands, primarily sparkling beverages but also a variety of still beverages such as waters, enhanced waters, juices and juice drinks, ready-to-drink teas and coffees, and energy and sports drinks. Finished beverage products bearing the Company’s trademarks are now sold in more than 200 countries. The Company makes its branded beverage products available to consumers throughout the world through its network of Company-owned or Company-controlled bottling and distribution operations as well as independent bottling partners, distributors, wholesalers and retailers-the world’s largest beverage distribution system.

CCR 2016 Carve-out Transactions – Production and Distribution produces, distributes, and markets bottled and canned beverages in Indiana, Ohio, Kentucky, Maryland, Virginia and West Virginia. It offers various beverages, including regular, zero, and low-calorie energy and sports drinks, waters, juices, fruit drinks, coffees, and teas.

Basis of Presentation

In these combined abbreviated financial statements, the terms “we,” “us” and “our” mean the Business. The accompanying combined statements of assets acquired and liabilities assumed and the related combined statements of net revenues and direct operating expenses of the Business are derived from KO’s historical accounting records, which are maintained in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). These combined abbreviated financial statements are not intended to be a complete presentation and are not necessarily indicative of the financial position or results of operations that would have been achieved if the Business had operated as a separate, stand-alone entity as of or during any of the periods presented, nor are they indicative of the financial condition or results going forward due to the changes in the business and the omission of certain operating expenses, as described below. Certain centrally provided services, which are shared by KO’s business units, corporate functions, and other areas of KO are not tracked or monitored in a manner that would enable the development of full financial statements required by Rule 3-05 of Regulation S-X. As such, it is not possible to provide a meaningful allocation of certain business unit and corporate costs, interest or tax and only costs directly related to the revenue-generating activities of the Business are included in these combined abbreviated financial statements.

The combined statements of assets acquired and liabilities assumed includes only the specific assets and liabilities related to the Business that will be acquired by CCBCC in accordance with the APAs, which includes assets and liabilities exclusively related to or used in the Business. The combined statements of assets acquired and liabilities assumed as of September 30, 2016 includes only the assets and liabilities related to the portion of the Business to be transferred to CCBCC under the September 2016 Distribution APA and the September 2016 Manufacturing APA (for which the transactions had not yet closed as of September 30, 2016). Refer to Notes 4, 5, 6 and 7 for additional discussion.

Items such as accounts receivable, deferred costs, accounts payable, and certain other assets and accrued liabilities are excluded from the transaction. Employees of the Business may participate in one or more defined benefit plans sponsored by the Company. CCBCC will not assume any portion of the benefit plans’ pension obligation, and no portion of plan assets or benefit obligation has been allocated to the Business. Cash represents estimated amounts in vending machines to be acquired by CCBCC. The CTM liability (payables to other KO entities) will be assumed by CCBCC. Prepaid expenses represent balances specific to the Business that will be acquired by CCBCC. Fleet vehicles and vending equipment are often used to service multiple CCR distribution territories. Fleet vehicles and vending equipment, reported in the line item property, plant & equipment, net in our combined statements of assets acquired and liabilities assumed, represent assets identified by us that most closely relate to operations of the Business. Intangible assets represent franchise rights and customer relationships that will be acquired by CCBCC.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

The combined statements of net revenues and direct operating expenses includes the net revenues and direct operating expenses directly attributable to the generation of revenues to Company-owned or -controlled, as well as independent bottlers (e.g. marketing, manufacturing and selling of concentrates and/or beverage bases necessary for the production of finished beverages of the Business) through the date of acquisition by CCBCC. Cost of goods sold is based on the standard costs of the actual products sold with directly related manufacturing variances as well as an allocation of labor and overhead using reasonable allocation methods. The cost of freight to deliver finished products from production facilities to distribution centers has been estimated using national freight rates. Local freight rates may differ from the estimated national freight rates. Marketing expenses included as deductions from revenue and in selling, general and administrative expenses are primarily comprised of campaigns directly related to brands of the Business for which the right to distribute those brands will be granted to CCBCC.

Compensation expense for the dedicated employees that may be transferred to CCBCC is included in selling, general and administrative expenses. Allocations of other selling, general and administrative expenses directly related to the Business, including net periodic benefit costs related to participation by employees of the Business in defined benefit plans sponsored by the Company, are based on reasonable allocation methods. The combined statements of net revenues and direct operating expenses exclude the cost of general corporate activities, corporate level overhead, interest expense and income taxes. Future results of operations and financial position could differ materially from the historical amounts presented herein.

Factors Impacting Comparability Between Periods

The statements of net revenues and direct operating expenses and statements of assets acquired and liabilities assumed have been prepared on a combined basis and reflect the assets, liabilities and activities of CCR 2016 Carve-out Transactions – Production and Distribution business as of and for the period during which the component businesses were under the control of the Company. Accordingly, the statement of assets acquired and liabilities assumed as of September 30, 2016 does not reflect the assets and liabilities for territories/operations that were sold to CCBCC prior to September 30, 2016. Similarly, the statements of net revenues and direct operating expenses reflect the activities for territories/operations that were sold to CCBCC prior to September 30, 2016 only through the date of the related sale/transfer to CCBCC. The following table provides supplemental information with respect to the historical activities of territories/operations that were sold to CCBCC prior to September 30, 2016 and with respect to the historical activities of territories/operations that were sold to CCBCC subsequent to September 30, 2016 to highlight the impact on comparability between periods.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

	Nine month period ended September 30, 2016			Nine month period ended October 2, 2015
	Portion of Business transferred to CCBCC prior to September 30, 2016	Portion of Business transferred to CCBCC on October 28, 2016	Total	Portion of Business transferred to CCBCC prior to September 30, 2016	Portion of Business transferred to CCBCC on October 28, 2016	Total
NET REVENUES	$143,876	275,078	418,954	420,251	250,223	$670,474
Cost of goods sold	99,232	194,177	293,409	276,987	176,844	453,831

GROSS PROFIT	44,644	80,901	125,545	143,264	73,379	216,643

Selling, general and administrative expenses	41,447	64,558	106,005	131,470	61,856	193,326

NET REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$3,197	16,343	19,540	11,794	11,523	$23,317

Statements of cash flows and statements of shareowners’ equity are not presented as CCBCC did not acquire all of the assets nor assume all of the liabilities of the Business and the preparation of such statements is not meaningful. All cash flow requirements of the Business were funded by KO, and cash management functions were not performed at the Business level. Therefore, it is impracticable to present a statement of cash flows, including cash flows from operating, investing and financing activities, as the Business did not maintain cash balances of that nature.

Recently Issued Accounting Guidance

In April 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. Under ASU 2014-08, only disposals representing a strategic shift in operations should be presented as discontinued operations. Those strategic shifts should have a major effect on the organization’s operations and financial results. Additionally, ASU 2014-08 requires expanded disclosures about discontinued operations that will provide financial statement users with more information about the assets, liabilities, income and expenses of discontinued operations. ASU 2014-08 is effective for fiscal and interim periods beginning on or after December 15, 2014. The adoption of ASU 2014-08 did not impact our combined abbreviated financial statements.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers, which will replace most existing revenue recognition guidance in U.S. GAAP and is intended to improve and converge with international standards the financial reporting requirements for revenue from contracts with customers. The core principle of ASU 2014-09 is that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. ASU 2014-09 also requires additional disclosures about the nature, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments. ASU 2014-09 allows for both retrospective and prospective methods of adoption and will be effective for the Business beginning January 1, 2019. The Business is currently evaluating the impact that the adoption of ASU 2014-09 will have on our combined abbreviated financial statements.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

In July 2015, the FASB issued ASU No. 2015-11, “Inventory (Topic 330): Simplifying the Measurement of Inventory”. ASU No. 2015-11 changes the measurement principle for inventory from the “lower of cost or market” to “lower of cost and net realizable value.” Net realizable value is defined as the “estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation.” ASU No. 2015-11 eliminates the guidance that entities consider replacement cost or net realizable value less an approximately normal profit margin in the subsequent measurement of inventory when cost is determined on a first-in, first-out or average cost basis. It is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years. Early adoption is permitted. The adoption of ASU 2015-11 will not impact our combined abbreviated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing their right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. ASU 2016-02 is effective for the Company beginning January 1, 2019 and we are currently evaluating the impact that ASU 2016-02 will have on our combined abbreviated financial statements.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the statements and accompanying notes. Actual results could differ from these estimates.

Revenue Recognition

Revenue included in the combined statements of net revenues and direct operating expenses include sales of our finished beverage products to retailers, distributors, wholesalers, and bottling partners. We recognize revenue when persuasive evidence of an arrangement exists, delivery of products has occurred, the sales price charged is fixed or determinable, and collectability is reasonably assured. For the Business, this generally means that we recognize revenue when title to our products is transferred to our customers. In particular, title usually transfers upon shipment to or receipt at our customers’ locations, as determined by the specific sales terms of the transactions. Our sales terms do not allow for a right of return except for matters related to any manufacturing defects on our part.

Deductions from Revenue

Our customers can earn certain incentives including, but not limited to, cash discounts, funds for promotional and marketing activities, volume based incentive programs and support for infrastructure programs. The costs associated with these incentives are reflected as deductions from revenue, a component of net revenues in our combined statements of net revenues and direct operating expenses. For customer incentives that must be earned, management must make estimates related to the contractual terms, customer performance, and sales volume to determine the total amounts earned and to be recorded in deductions from revenue. In making these estimates, management considers past results. The actual amounts ultimately paid may be different from our estimates.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

In some situations, the Business may determine it to be advantageous to make advanced payments to specific customers to fund certain marketing activities intended to generate profitable volume. The Business also makes advance payments to certain customers for distribution rights. The advanced payments made to customers may be capitalized and reported in the line item prepaid expenses in our combined statements of assets acquired and liabilities assumed. The assets are amortized over the applicable periods and included in deductions from revenue. The duration of these agreements typically ranges up to 10 years.

Shipping and Handling Costs

Shipping and handling costs related to the movement of finished goods from manufacturing locations to our sales distribution centers are included in the line item cost of goods sold in our combined statements of net revenues and direct operating expenses. Shipping and handling costs incurred to move finished goods from our sales distribution centers to customer locations are included in the line item selling, general and administrative expenses in our combined statements of net revenues and direct operating expenses. During the nine-months ended September 30, 2016 and October 2, 2015, we recorded shipping and handling costs of $29,856 and $49,624 respectively, in the line item selling, general and administrative expenses. Our customers do not pay us separately for shipping and handling costs related to finished goods.

Inventories

Inventories consist primarily of raw materials, finished goods and spare parts used in our production facilities. Inventories are valued at the lower of cost or market. We determine cost on the basis of the average cost or first-in, first-out methods. Refer to Note 4.

Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is recorded principally by the straight-line method over the estimated useful lives of our assets, which are reviewed periodically and generally have the following ranges: buildings and improvements: 40 years or less; and machinery, equipment and vehicle fleet: 20 years or less. Land is not depreciated, and construction in progress is not depreciated until it is ready for its intended use. Leasehold improvements are amortized using the straight-line method over the shorter of the remaining lease term, including renewals that are deemed to be reasonably assured, or the estimated useful life of the improvement. Repair and maintenance costs that do not improve service potential or extend economic life are expensed as incurred.

Certain events or changes in circumstances may indicate that the recoverability of the carrying amount of property, plant and equipment should be assessed, including, among others, a significant decrease in market value, a significant change in the business climate in a particular market, or a current period operating or cash flow loss combined with historical losses or projected future losses. When such events or changes in circumstances are present, we estimate the future cash flows expected to result from the use of the asset (or asset group) and its eventual disposition. These estimated future cash flows are consistent with those we use in our internal planning. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount, we recognize an impairment loss. The impairment loss recognized is the amount by which the carrying amount exceeds the fair value. We use a variety of methodologies to determine the fair value of property, plant and equipment, including appraisals and discounted cash flow models, which are consistent with the assumptions we believe hypothetical marketplace participants would use. Refer to Note 5.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

Intangible Assets

Intangible assets included in our accompanying combined statements of assets acquired and liabilities assumed relate to indefinite-lived franchise rights associated with the right to distribute Coca-Cola, Monster, and Dr. Pepper products, definite-lived franchise rights associated with the right to distribute other KO brands, and definite-lived customer relationships. The indefinite-lived franchise rights are not subject to amortization. The definite-lived franchise rights are amortized over their estimated useful lives of between seven and eight years, and customer relationships are amortized over their estimated useful lives of twenty years.

We test intangible assets determined to have indefinite useful lives for impairment annually, or more frequently if events or circumstances indicate that assets might be impaired. We perform these annual impairment reviews as of the first day of our third fiscal quarter. We use a variety of methodologies in conducting impairment assessments of indefinite-lived intangible assets, including, but not limited to, discounted cash flow models, which are based on the assumptions we believe hypothetical marketplace participants would use. For indefinite-lived intangible assets, if the carrying amount exceeds the fair value, an impairment charge is recognized in an amount equal to that excess.

There were no impairment charges recognized for the nine month periods ended September 30, 2016 and October 2, 2015.

Contingencies

The Business is involved in various legal proceedings and tax matters. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions. Management assesses the probability of loss for such contingencies and accrues a liability and/or discloses the relevant circumstances, as appropriate. Contingent liabilities will be retained by the Company and have been excluded from the combined abbreviated financial statements

NOTE 3: ACQUISITIONS

Monster Beverage Corporation (2015)

On August 14, 2014, the Company and Monster entered into definitive agreements for a long-term strategic relationship in the global energy drink category. The transaction contemplated under these agreements (“Monster Transaction”) closed on June 12, 2015. As a result of the Monster Transaction, (1) the Company purchased newly issued shares of Monster common stock representing approximately 17 percent of the outstanding shares of Monster common stock (after giving effect to the new issuance); (2) the Company sold its global energy drink business (including NOS, Full Throttle, Burn, Mother, Play and Power Play, and Relentless) to Monster, and the Company acquired Monster’s non-energy drink business (including Hansen’s Natural Sodas, Peace Tea, Hubert’s Lemonade and Hansen’s Juice Products); and (3) the parties amended their distribution coordination agreements to expand distribution of Monster products into additional territories pursuant to long-term agreements with the Company’s existing network of Company-owned or -controlled bottling operations and distribution partners. The Coca-Cola system also became Monster’s preferred global distribution partner. The consideration transferred comprised $2,150 million of cash and the fair value of the Company’s global energy drink business of $2,046 million, which was determined using discounted cash flow analyses, resulting in total consideration transferred of $4,196 million.

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

As a result of the Monster Transaction, the North America Coca-Cola system obtained the right to distribute Monster products in territories for which it was not previously the authorized distributor (“expanded territories”). Among others, the expanded territories include Indiana, Ohio, Kentucky, Maryland, Virginia and West Virginia, and the right to distribute Monster products in certain of these territories was included in the sale of the Business to CCBCC in 2016. The portion of fair value of intangible assets attributable to the Business was $59.4 million.

These distribution rights are governed by an agreement with an initial term of twenty years, after which it will continue to remain in effect unless otherwise terminated by either party and there are no future costs of renewal. As such, these rights were determined to be indefinite-lived intangible assets, and are classified in the line item bottlers’ franchise rights with indefinite lives in Note 6.

Louisa (2015)

On June 12, 2015, the Company acquired the assets of the Louisa Coca-Cola Bottling Company, Inc. (“Louisa” or the “Louisa Transaction”), for approximately $10.1 million after consideration of working capital adjustments. The acquisition was accounted for as a business combination. Louisa is a small, non-producing bottler located in Northeastern Kentucky and Western West Virginia.

As a result of the Louisa Transaction, the Company recorded indefinite-lived bottlers’ franchise rights of $7.6 million, customer relationships in the amount of $0.2 million and definite-lived bottlers’ franchise rights of $0.58 million attributable to the Business. Customer relationships and definite-lived bottler’s franchise rights are amortized over twenty years and seven years, respectively.

NOTE 4: INVENTORIES

Inventories consist primarily of raw materials (which include concentrates, ingredients and supplies), finished goods (which include finished beverages inclusive of costs to produce such as materials, direct labor, inbound freight, and related manufacturing overhead) and spare production parts. Inventories are valued at the lower of cost or market. We determine cost on the basis of the average cost or first-in, first-out methods. Inventories consisted of the following:

	September 30, 2016	December 31, 2015
Raw materials	$6,324	$13,658
Finished goods	12,705	29,089
Spare production parts	2,945	5,769
Vending and other spare parts	684	2,957

TOTAL INVENTORIES	$22,658	$51,473

During the nine-months ended September 30, 2016, the Company disposed of inventory with an aggregate cost of $30,678 as of December 31, 2015 in connection with the APAs (refer to Note 1).

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

NOTE 5: PROPERTY, PLANT AND EQUIPMENT

The following table summarizes our property, plant and equipment:

	September 30, 2016	December 31, 2015
Land	$5,071	$21,327
Buildings and improvements	49,978	138,444
Machinery, equipment and vehicle fleet	148,571	383,560

Total	203,620	543,331
Less accumulated depreciation	(120,795)	(282,908)

Total net book value	82,825	260,423

Construction in progress	1,827	512

PROPERTY, PLANT AND EQUIPMENT, NET	$84,652	$260,935

During the nine-months ended September 30, 2016, the Company disposed of property, plant and equipment with an aggregate net book value of $176,227 as of December 31, 2015 in connection with the APAs (refer to Note 1).

NOTE 6: INTANGIBLE ASSETS

The following table summarizes indefinite and definite lived intangible assets:

	September 30, 2016			December 31, 2015
	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net
Indefinite-lived bottlers’ franchise rights	$160,419	—	160,419	417,599	—	$417,599
Definite-lived bottlers’ franchise rights	8,220	6,778	1,442	24,384	18,308	6,076
Definite-lived customer relationships	7,634	2,255	5,379	24,008	6,250	17,758

TOTAL INTANGIBLE ASSETS	$176,273	9,033	167,240	465,991	24,558	$441,433

During the nine-months ended September 30, 2016, the Company disposed of intangible assets with an aggregate net carrying amount of $273,058 as of December 31, 2015 in connection with the APAs (refer to Note 1).

CCR 2016 Carve-out Transactions – Production and Distribution

(A BUSINESS OF THE COCA-COLA COMPANY)

NOTES TO COMBINED ABBREVIATED FINANCIAL STATEMENTS

(UNAUDITED)

(In thousands, unless otherwise stated)

NOTE 7: CURRENT LIABILITIES

	September 30, 2016	December 31, 2015
CTM liability	$7,239	$38,858
Accrued expenses	1,403	1,378
Deposit liabilities	3,749	3,703

CURRENT LIABILITIES	$12,391	$43,939

The CTM liability represents amounts owed to the Company by CCR in connection with cooperative trade marketing programs administered by the Company. Under the programs, the Business incurs costs in connection with customer marketing programs which are reimbursed by CCR. In connection with the divestiture of the Business, the Company has allocated the portion of total CCR costs attributable to the Business. Amounts are settled annually as of December 31 for the prior twelve months of CTM charges from the Company.

During the nine-months ended September 30, 2016, the Company transferred CTM liabilities amounting to $29,608 as of December 31, 2015 in connection with the APAs (refer to Note 1). The CTM liabilities transferred by the Company approximated $9.0 million in the aggregate as of the date of the January 29, 2016, April 1, 2016 and April 29, 2016 closings.

NOTE 8: SUBSEQUENT EVENTS

On October 28, 2016, CCR closed on the following transfer of rights to CCBCC as part of the September 2016 Distribution APA and the September 2016 Manufacturing APA:

•	Distribution rights and related assets in Cincinnati, Dayton, Lima and Portsmouth, Ohio.

•	The Cincinnati, Ohio Regional Manufacturing Facility and related Manufacturing Assets.

Subsequent events have been evaluated through January 5, 2017, the date the combined abbreviated financial statements were issued. There are no subsequent events which have not been disclosed in these combined abbreviated financial statements.